ASSIGNMENT AND ASSUMPTION AGREEMENT


                             Dated January 13, 1999


                                       By

                                       and

                                      Among


                                     WINSTON
                                COUNTY INDUSTRIAL
                                   DEVELOPMENT
                                   ASSOCIATION

                               an Alabama general
                                   partnership
                                       and


                          CAVALIER MANUFACTURING, INC.
                      (Cavalier Homes of Alabama Division)
                             a Delaware corporation

                                       and


                         CAVALIER REAL ESTATE CO., INC.
                             a Delaware corporation

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into this 13th day of January, 1999 by and among WINSTON COUNTY INDUSTRIAL DEVELOPMENT ASSOCIATION, an Alabama general partnership, as Assignor (the "Assignor"), CAVALIER MANUFACTURING, INC. (Cavalier Homes of Alabama Division), a Delaware corporation, formerly known as Cavalier Homes of Alabama, Inc. ("Cavalier Manufacturing") and CAVALIER REAL ESTATE CO., INC., a Delaware corporation, as assignee (the "Assignee").

                                    Recitals

         Pursuant to the Constitution and laws of the State of Alabama, The Industrial Development Board of the Town of Addison has heretofore acquired and constructed an industrial project (the "Project") on and including the real property described on Exhibit A hereto and has heretofore leased the Project to the Assignor pursuant to the following Lease Agreements (collectively the "Lease Agreement"): (i) Lease Agreement dated as of January 1, 1993, recorded in Volume 321 at Page 558 et. seq. in the Office of the Judge of Probate of Winston County, Alabama and (ii) Lease Agreement dated as of February 1, 1994 recorded in Volume 333 at page 726 et seq. in said office.

         The  Assignor  has   heretofore   subleased  the  Project  to  Cavalier
Manufacturing pursuant to Commercial Sub-Lease dated March 5, 1993 (the "Sublease").

         The Assignor and Cavalier Manufacturing desire to terminate the Sublease for the purpose of transferring the interests of the Assignor in and to the Project and the Lease Agreement to the Assignee.

         The Assignor desires to assign and transfer, and the Assignee desires to acquire and assume, as provided herein, all right, title and interest of the Assignor in and to the Project and the Lease Agreement and the obligations of the Assignor with respect thereto.

         In consideration for such assignment and transfer, the Assignee shall, simultaneously with the execution of this Agreement, execute and deliver a Bond Guaranty Agreement with respect to the Bond.

                                    Agreement

         NOW THEREFORE, in consideration of the premises and of the payment of ten dollars ($10.00) and other good and valuable consideration by the Assignee to the Assignor, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual promises, covenants and undertakings contained herein, the Assignor and Cavalier Manufacturing and the Assignee hereby agree as follows:

         Section 1. Cavalier Manufacturing hereby (a) exercises the option set forth in paragraph 4(f) of the Sublease for the purchase price set forth in paragraph 4(a) of the Sublease, (b) waives and releases all rights and privileges of Cavalier Manufacturing set forth in paragraphs 4(c) and 4(d) of the Sublease, and (c) directs the assignment and conveyance by the Assignor of all right title and interest of the Assignor in and to the Project and the Lease Agreement to the Assignee.

         Section 2. The Assignor, for itself and its respective successors and assigns, hereby assign, sell, transfer, set over and convey to the Assignee all of the rights, title and interests of the Assignor in and to

                  (1) the real property and personal property described on Exhibit A hereto, and

                  (2)      the Project (as defined in the Lease Agreement),  and

                  (3) the Lease Agreement, the leasehold interest created thereby, and all rights, privileges and options (including without limitation each of the options set forth in Article 11 of the Lease Agreement), of the lessee set forth therein, and

                  (4)      all rights as a named insured under any   policy   of
         title insurance with respect to the Project.

         Section 3. The Assignee, for itself and its successors and assigns, hereby accepts the aforesaid transfer, sale, conveyance and assignment of said rights, title, interests, privileges and options to it in accordance with
Section 1 hereof and in consideration therefor hereby assumes and agrees to duly and punctually observe and perform all obligations, covenants, liabilities and restrictions as lessee under the Lease Agreement from and after the date hereof.

         Section 4. The Assignor does hereby represent, warrant, covenant and agree that the execution and delivery of this Agreement and compliance with the provisions thereof will not conflict with, or constitute on the part of the Assignor a breach of or default under, any indenture, mortgage, deed of trust, agreement, contract or other document or instrument to which such Assignor is a party or by which the Assignor is bound or any existing law, rule, regulation, judgment, order or decree to which the Assignor is subject.

         Section 5. The Assignee agrees that from and after the date hereof the Assignor shall have no liability or obligation to or for the benefit of the Assignee for performance of the Lease Agreement or any provision thereof and the Assignee shall defend, indemnify and save harmless the Assignor from and against any and all claims, causes of action, judgments, damages, fines, penalties, and other losses, costs and expenses, including without limitation reasonable attorneys' fees and costs of investigation and litigation, asserted against or suffered by the Assignor and its successors and assigns, that are related to or arise out of, or result from, or are based upon, the observance or performance of any provision of the Lease Agreement, including without limitation the presence of any pollutants, contaminants, toxic or hazardous wastes, or other substances regulated by law or which might create a hazard to health and safety, which at any time from and after the date hereof are deposited or released on, under or included in the Project and any clean up or other remedial action with respect to any thereof, and the violation of any law, rule, regulation, order, ruling, notice or decree of any governmental authority relating to pollution or the protection of human health or the environment (specifically including any liabilities under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq.) or claims based upon state or common law theories such as trespass or nuisance. The provisions of this Section 5 shall remain in full force and effect until commencement of an action with respect to any such event or non-event or occurrence or non-occurrence shall be prohibited by law.

         Section 6. Cavalier Manufacturing agrees that from and after the date hereof the Assignor shall have no liability or obligation to or for the benefit of Cavalier Manufacturing for performance of the Sublease or any provision thereof and Cavalier Manufacturing shall defend, indemnify and save harmless the Assignor from and against any and all claims, causes of action, judgments, damages, fines, penalties, and other losses, costs and expenses, including without limitation reasonable attorneys' fees and costs of investigation and litigation, asserted against or suffered by the Assignor and its successors and assigns, that are related to or arise out of, or result from, or are based upon, the observance or performance of any provision of the Sublease, including without limitation the presence of any pollutants, contaminants, toxic or hazardous wastes, or other substances regulated by law or which might create a hazard to health and safety, which at any time from and after the date hereof are deposited or released on, under or included in the Project and any cleanup or other remedial action with respect to any thereof, and the violation of any law, rule, regulation, order, ruling, notice or decree of any governmental authority relating to pollution or the protection of human health or the environment (specifically including any liabilities under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq.) or claims based upon state or common law theories such as trespass or nuisance. The provisions of this Section 6 shall remain in full force and effect until commencement of an action with respect to any such event or non-event or occurrence or non-occurrence shall be prohibited by law.

         Section 7. The Assignee agrees that the Assignor makes no warranty, either express or implied, or offer any assurances, that the Project will be adequate for the purposes or needs of the Assignee with respect thereto.

         Section 8. The Assignee has been provided with and has reviewed the Lease Agreement and consents and agrees to the terms thereof.

         Section 9. The Assignor and Cavalier Manufacturing hereby cancel, terminate and discharge the Sublease save and excepting any agreement or obligation of Cavalier Manufacturing to indemnify the Assignor, which agreements and obligations shall survive such termination and remain in full force and effect until commencement of an action based thereupon shall be prohibited by law, and Cavalier Manufacturing does hereby waive and release any and all claims against the Assignor for payment or performance of any obligation or agreement thereunder.

         Section 10. Cavalier Manufacturing and the Assignee each hereby represents and warrants that (a) the execution and delivery of this Agreement and compliance with the provisions hereof will not conflict with, or constitute on the part of such person a breach of or default under (i) its organizational documents (ii) any indenture, mortgage, deed of trust, commitment, agreement or other instrument to which such person is a party or by which it is bound, or
(iii) any existing law, rule, regulation, judgment, order or decree to which such person is subject, and (b) the operations of the Assignee (i) are consistent with and in furtherance of the purposes of the Enabling Law (as defined in the Lease Agreement) and (ii) will preserve the character of the Project as a "project" under the Enabling Law (as defined in the Lease Agreement).

         Section 11. The Assignor and Cavalier Manufacturing and the Assignee hereby covenant and agree each for the benefit of the other that (a) this Agreement has been delivered in, and shall be governed by and construed in accordance with the laws of, the State of Alabama; (b) all covenants, promises and agreements in this Agreement contained by or on behalf of the Assignor, or by or on behalf of Cavalier Manufacturing and the Assignee, shall bind and inure to the benefit of their respective successors, assigns, heirs, administrators and executors, as the case may be, whether or not so expressed; (c) this Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument; and (d) if any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or in any way impaired thereby.

         IN WITNESS WHEREOF, the Assignor has caused this Assignment and Assumption Agreement to be executed by its general partners and Cavalier Manufacturing and the Assignee have each caused this Assignment and Assumption Agreement to be executed in its name, under seal, and the same attested, by officers thereof duly authorized thereunto, and the Assignor and Cavalier Manufacturing and the Assignee have caused this Assignment and Assumption Agreement to be dated as of the date and year first above written.

                                      WINSTON COUNTY INDUSTRIAL
                                      DEVELOPMENT ASSOCIATION
                                      an Alabama General Partnership

                                      /s/ James C. Caldwell               (L.S.)
                                      ------------------------------------------
                                      James C. Caldwell

                                      /s/ Stephen O. Hayes                (L.S.)
                                      ------------------------------------------
                                      Stephen O. Hayes

                                      /s/ William Revis McDaniel          (L.S.)
                                      ------------------------------------------
                                      William Revis McDaniel

                                      /s/ John Barry Mixon                (L.S.)
                                      ------------------------------------------
                                      John Barry Mixon

                                      /s/ David A. Roberson               (L.S.)
                                      ------------------------------------------
                                      David A. Roberson

                                      /s/ Rickie D. Romine                (L.S.)
                                      ------------------------------------------
                                      Rickie D. Romine

                                      /s/ Robert Lowell Burdick           (L.S.)
                                      ------------------------------------------
                                      Robert Lowell Burdick

                                      /s/  Jonathon D. Wilson             (L.S.)
                                      ------------------------------------------
                                      Jonathon D. Wilson

                                      /s/ Jonathan B. Lowe                (L.S.)
                                      ------------------------------------------
                                      Jonathan B. Lowe

                                      /s/ Michael Patrick Lowe            (L.S.)
                                      ------------------------------------------
                                      Michael Patrick Lowe

                                      /s/ Jerry F. Wilson, Jr.            (L.S.)
                                      ------------------------------------------
                                      Jerry F. Wilson, Jr.

         IN WITNESS WHEREOF, the Assignor has caused this Assignment and Assumption Agreement to be executed by its general partner and Cavalier Manufacturing and the Assignee have each caused this Assignment and Assumption Agreement to be executed in its name, under seal, and the same attested, by officers thereof duly authorized thereunto, and the Assignor and Cavalier Manufacturing and the Assignee have caused this Assignment and Assumption Agreement to be dated as of the date and year first above written.


                                      CAVALIER REAL ESTATE CO., INC.



                                      By /s/ Michael R. Murphy
                                         -----------------------------
                                      Its President
                                         -----------------------------
SEAL

Attest:
       ----------------------------

       Its:------------------------

         IN WITNESS WHEREOF, the Assignor has caused this Assignment and Assumption Agreement to be executed by its general partner and Cavalier Manufacturing and the Assignee have each caused this Assignment and Assumption Agreement to be executed in its name, under seal, and the same attested, by officers thereof duly authorized thereunto, and the Assignor and Cavalier Manufacturing and the Assignee have caused this Assignment and Assumption Agreement to be dated as of the date and year first above written.

                                      CAVALIER MANUFACTURING, INC.
                                      (Cavalier Homes of Alabama Division)



                                      By /s/ James C. Caldwell
                                        ------------------------------
                                      Its President
                                         -----------------------------
SEAL

Attest: /s/ Michael R. Murphy
       ----------------------------
       Its: Secretary
           ------------------------

                               CONSENT AND RELEASE

         The Industrial Development Board of the Town of Addison does hereby represent, covenant and agree that (1) The Industrial Development Board of the Town of Addison has received a copy of the foregoing Assignment and Assumption Agreement, does hereby consent to the assignment of the leasehold interests of the Assignor (as defined in the said Assignment and Assumption Agreement) in and to the property and Lease Agreement referenced in said Assignment and Assumption Agreement to the Assignee (as defined in said Assignment and Assumption Agreement) and will deal with the Assignee, as lessee under the Lease Agreement, for all purposes of the Lease Agreement, (2) The Industrial Development Board of the Town of Addison does hereby release and discharge each of the Assignor from the observance and performance of all obligations of the lessee arising on and after the date hereof under the Lease Agreement and any other document executed in connection with the Lease Agreement, and (3) the Lease Agreement is in full force and effect and the Board has not declared any default thereunder.

         IN WITNESS WHEREOF, The Industrial Development Board of the Town of Addison has caused this instrument to be executed in its name, under seal, and the same attested, by officers thereof duly authorized thereunto as of the date of the acknowledgment hereof.

                                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                                      THE TOWN OF ADDISON



                                      By:/s/ Kenneth Sudduth
                                         ----------------------------
                                      Its:President
                                          ---------------------------
S E A L


Attest: Marsha Dollar Pigg
       -----------------------------
       Its: Notary Public
           -------------------------

                               CONSENT AND RELEASE

         First  Commercial Bank does hereby  represent,  covenant and agree that
(1) First Commercial Bank has received a copy of the foregoing Assignment and Assumption Agreement, does hereby consent to the assignment of the leasehold interests of the Assignor (as defined in the said Assignment and Assumption Agreement) in and to the property and Lease Agreement referenced in said
Assignment and Assumption Agreement to the Assignee (as defined in said Assignment and Assumption Agreement) and will deal with the Assignee, as lessee under the Lease Agreement, for all purposes of the Lease Agreement, (2) First Commercial Bank does hereby release and discharge the Assignor and each partner thereof from the observance and performance of all obligations of the lessee arising on and after the date hereof under the Lease Agreement and any other document executed in connection with the Lease Agreement and does hereby release and discharge that certain Bond Guaranty Agreement dated as of January 1, 1993 by the Assignor and the partners thereof to First Commercial Bank, and (3) the Lease Agreement is in full force and effect and the undersigned has not declared any default thereunder.

         IN WITNESS WHEREOF, First Commercial Bank has caused this instrument to be executed in its name, under seal, and the same attested, by an officer thereof duly authorized thereunto as of this 13th day of January, 1999.


                                      FIRST COMMERCIAL BANK



                                      By: Jim Williams
                                         -------------------------------
                                      Its: Vice President
                                          ------------------------------

S E A L


Attest:
       -----------------------------
       Its:
           -------------------------